FORM 8-K

                                CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE


                       SECURITIES AND EXCHANGE ACT OF 1934


            Date of Report (Date of Earliest Event Reported) 12/31/96

                           Summit Tax-Exempt L.P. III
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Delaware (Limited Partnership)
                         ------------------------------
                 (State or other Jurisdiction of Incorporation)


         0-16816                                          13-3323104
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333

                                      N.A.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events
                  ------------


         On December 31, 1996, the United States District Court for the Southern District of New York (the "Court") issued a preliminary approval order (the "Order") with respect to the settlement (the "Settlement") of the class action litigation (the "Class Action") relating to Summit Tax Exempt L.P. III (the "Partnership") against Related Tax Exempt Bond Associates III, Inc. (the "Related General Partner") and certain of its affiliates (In re Prudential Securities Inc. Limited Partnership Litigation, MDL No. 1005). Pursuant to the stipulation of settlement entered into with counsel for the class on December 24, 1996, the proposed Settlement contemplates, among other matters, the reorganization (the "Reorganization") of the Partnership and two other partnerships co-sponsored by affiliates of the Related General Partner and Prudential-Bache Properties, Inc. (the "P-B General Partner" and, collectively with the Related General Partner, the "General Partners").

         The proposed Settlement and Reorganization are subject to objections by the BUC$holders and limited partners of the Partnership and each of the other partnerships and final approval of the court after review of the proposals at a fairness hearing.

         Under the proposed Reorganization plan, the BUC$holders of the Partnership and Summit Tax Exempt Bond Fund L.P. and Summit Tax-Exempt L.P. II will receive shares in a newly formed business trust. The shares are expected to be allocated proportionately among the partnerships and their respective investors based upon appraisals and other factors and such allocation is expected to be supported by a third party fairness opinion. Detailed information about the proposed Settlement and Reorganization will be sent to BUC$holders in the near future. The terms of the Reorganization include, among other matters, affiliates of the Related Capital Company ("RCC") acquiring the P-B General Partner's general partner interest (the "P-B Interest"), transferring to the BUC$holders one-half of the P-B Interest, reducing fees currently payable to the General Partners by 25%, applying to list the new company's shares on the Nasdaq National Market and creating an infinite, as opposed to finite, life operating business.

         In connection with the proposed Settlement and Reorganization the P-B General Partner and RCC entered into an agreement for the purchase by RCC or its affiliates of the P-B Interest. The agreement is subject to numerous conditions including the Settlement of the Class Action and the approval of the sale and withdrawal of the P-B General Partner as a general partner of the Partnership by the Court.



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         Pending final approval of the Settlement, the Court's Order prohibits class members (including the BUC$holders) from, among other matters, transferring their partnership interests unless the transferee agrees to be bound by the Settlement.

         There can be no assurance that the conditions to the closing of the proposed Settlement and Reorganization will be satisfied nor as to the time frame in which a closing may occur.


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                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                         Summit Tax Exempt L.P. III
                                         (Registrant)


                                     By: Related Tax Exempt Associates III, Inc.
                                         A Delaware Corporation,
                                         General Partner

              January 10, 1997       BY: /s/ Stuart J. Boesky
                                         ------------------------
                                         Stuart J. Boesky
                                         Senior Vice President


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